NEUBERGER BERMAN
INCOME FUNDS(REGISTERED)

Supplement to the Statement of Additional Information dated March 2, 1998

The paragraph discussing Neuberger Berman HIGH YIELD Bond Fund under the section entitled "Overview of Each Fund; Bond Funds" is replaced by the following paragraphs:

         HIGH YIELD may be appropriate for equity investors seeking to rebalance their portfolios, or for those investors looking for higher rates of return and willing to take on more risk. Given the recent volatility of the equity market, the Fund may be appropriate for those investors seeking to diversify their portfolios with a high-yield income component, especially those who don't want to experience any unexpected fluctuations of the stock market. This volatility has already prompted investors to pour billions of dollars into high-yield bonds.

         The Fund seeks high current income and, secondarily, capital growth by investing primarily in lower-rated debt securities. These securities are expected to generate higher returns than investment grade fixed-income securities. The Fund may be more volatile, because the performance of high-yield bonds is linked to the financial health of the overall market. With this in mind, the portfolio management team attempts to select securities of companies with promising upside potential. The Fund is a well-diversified portfolio of securities that must first pass the intensive, time-tested selection process that Neuberger Berman applies to the security selection in all of its stock funds. In selecting securities, the Fund's management team looks for issuers with steady cash flows, strong management, solid track records, and an ability to cover their financial obligations. The team then chooses bonds that it believes are trading at prices and yields undervalued by the market.

This Supplement is dated January 7, 1999.